UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)             November 18, 2005

ZENITH NATIONAL INSURANCE CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-9627	95-2702776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21255 Califa Street, Woodland Hills, CA		91367-5021
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (818) 713-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04.  Temporary Suspension of Trading under Registrant’s Employee Benefit Plans

On November 18, 2005, Zenith National Insurance Corp. (the “Company”), sent a notice to participants in the Company’s 401(k) Plan (the “401(k) Plan”) informing them that, due to a change in the recordkeeper and other enhancements to be implemented with respect to the 401(k) Plan, participants in the 401(k) Plan will not be able to (i) change, direct or diversify the investments held in their 401(k) Plan accounts, (ii) make changes to salary deferral investment elections or (iii) request a loan, distribution or in-service withdrawal, during a period that will begin on December 20, 2005 and is expected to end during the week of January 9, 2006.  This period is referred to as the “Transition Blackout Period.”

During the Transition Blackout Period and for a period of two years after the ending date of the Transition Blackout Period, participants in the 401(k) Plan, the Company’s securityholders or other interested persons may obtain, without charge, the actual beginning and ending dates of the Transition Blackout Period, by contacting, either by United States mail or by overnight courier service, by email, or by telephone:  Hyman J. Lee Jr., Vice President and Corporate Secretary (or the then Corporate Secretary), at the Company headquarters address of 21255 Califa St., Woodland Hills, CA 91367, email address, hjlee@thezenith.com, telephone number 818/676-3960 or by contacting William J. Owen, Senior Vice President and Chief Financial Officer (or the then Chief Financial Officer), at the same address, email address, bowen@thezenith.com, telephone number 818/676-3936.

On November 18, 2005, the Company sent a notice (the “BTR Notice”) to its directors and executive officers informing them that, because the restrictions during the Transition Blackout Period include restrictions on investment changes involving the Company’s common stock held in the 401(k) Plan, they would be prohibited during the Transition Blackout Period, pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR promulgated by the Securities Exchange Commission, from engaging in any transaction involving the Company’s common stock, including the acquisition, purchase and sale of the shares of the Company’s common stock (including derivative securities pertaining to such shares), acquired in connection with their service as a director or employment as an executive officer.  A copy of the BTR Notice is attached hereto as Exhibit 99.1 and is incorporated by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits

The following exhibit is filed as part of this current report:

Number	Exhibit
99.1	Notice to Directors and Executive Officers dated November 18, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENITH NATIONAL INSURANCE CORP.

Dated: November 18, 2005	By:	/s/ William J. Owen
		Name:	William J. Owen
		Title:	Senior Vice President
and Chief Financial Officer

Index to Exhibits

Number	Exhibit
99.1	Notice to Directors and Executive Officers dated November 18, 2005